(2_FIDELITY_LOGOS)FIDELITY

NEW MARKETS INCOME
FUND
ANNUAL REPORT
DECEMBER 31, 1996
CONTENTS


PRESIDENT'S MESSAGE      3    Ned Johnson on investing
                              strategies.

PERFORMANCE              4    How the fund has done over time.

FUND TALK                7    The manager's review of fund
                              performance, strategy and outlook.

INVESTMENT CHANGES       10   A summary of major shifts in the
                              fund's investments over the past six
                              months.

INVESTMENTS              11   A complete list of the fund's
                              investments with their market
                              values.

FINANCIAL STATEMENTS     17   Statements of assets and liabilities,
                              operations, and changes in net
                              assets,
                              as well as financial highlights.

NOTES                    21   Notes to the financial statements.

REPORT OF INDEPENDENT    27   The auditors' opinion.
ACCOUNTANTS


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN
EFFECTIVE
PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES,
CALL
1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.
PRESIDENT'S MESSAGE


(PHOTO_OF_EDWARD_C_JOHNSON_3D)DEAR SHAREHOLDER:
Although stocks managed to post solid returns throughout 1996, signs of strength in the economy have led to inflation fears, causing some uncertainty in both the stock and bond markets. In 1995, both stock and bond markets posted strong results, while the year before, stocks posted below-average returns and bonds had one of the worst years in history. These market ups and downs are a normal part of investing, and there are some basic principles that are helpful for investors to remember in different types of markets.
Keeping in mind that the effects of interest rate changes on your bond investments will only be "paper" gains or losses unless you sell your shares, staying in your bond fund may be appropriate if your investment horizon is at least a year or more. The longer your investing time frame, the more likely it is that you will retain your principal investment through both up and down markets. For example, a 10-year time frame, such as saving for a college education, enables you to weather these ups and downs in a long-term fund, which has higher potential returns.
An intermediate-length fund could be appropriate if your investment horizon is two to four years, and a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, there is no assurance that a money market fund will achieve its goal, and it is important to remember that money market funds are not insured or guaranteed by any agency of the U.S. government.
No matter what your investment horizon or portfolio diversity, it makes good sense to follow a regular investment plan - investing a certain amount of money at the same time each month or quarter - and to review your portfolio periodically. A periodic investment plan will not, of course, assure a profit or protect against a loss.
If you have any questions, please call us at 1-800-544-8888. We stand ready to provide the information you need to make the investments that are right for you.
Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain expenses, the life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1996                      PAST 1   LIFE OF
                                                     YEAR     FUND

New Markets Income                                   41.39%   76.87%

J.P. Morgan Emerging Markets Bond Index Plus         39.30%   n/a

Emerging Markets Debt Funds Average                  40.70%   n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, or since the fund started on May 4, 1993. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to those of the J.P. Morgan Emerging Markets Bond Index Plus - a market capitalization weighted total return index of U.S. dollar- and other external currency-denominated Brady bonds, loans, Eurobonds, and local market debt instruments traded in emerging markets. To measure how the fund's performance stacked up against its peers, you can compare it to the emerging markets debt funds average, which reflects the performance of 16 mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. over the past one year. Both benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1996                PAST 1   LIFE OF
                                               YEAR     FUND

New Markets Income                             41.39%   16.83%

J.P. Morgan Emerging Markets Bond Index Plus   39.30%   n/a

Emerging Markets Debt Funds Average            40.70%   n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19961231 19970115 104500 S00000000000001
             New Markets Income          JP Emg Mkt Bond Index
             00331                       JP001
  1993/05/04      10000.00                    10000.00
  1993/05/31      10300.87                    10325.01
  1993/06/30      10710.66                    10686.13
  1993/07/31      11253.11                    11131.72
  1993/08/31      11586.74                    11355.12
  1993/09/30      11955.99                    11503.86
  1993/10/31      12900.58                    12473.37
  1993/11/30      13042.02                    12348.51
  1993/12/31      13883.68                    13102.58
  1994/01/31      14404.11                    13138.08
  1994/02/28      12954.23                    12044.93
  1994/03/31      11006.80                    10667.16
  1994/04/30      10542.95                    10672.05
  1994/05/31      11095.86                    11408.99
  1994/06/30      10464.54                    10490.27
  1994/07/31      10752.29                    10747.95
  1994/08/31      11938.20                    11516.10
  1994/09/30      12528.12                    11629.33
  1994/10/31      12291.04                    11300.04
  1994/11/30      12238.94                    11415.11
  1994/12/31      11585.89                    10654.91
  1995/01/31      10244.50                    10286.45
  1995/02/28       9514.84                     9750.28
  1995/03/31       9213.43                     9474.84
  1995/04/30       9862.05                    10492.10
  1995/05/31      10518.02                    11416.33
  1995/06/30      10659.69                    11637.90
  1995/07/31      10678.43                    11646.47
  1995/08/31      11026.21                    11921.29
  1995/09/30      11455.38                    12331.99
  1995/10/31      11377.65                    12205.29
  1995/11/30      11743.18                    12632.51
  1995/12/31      12509.53                    13589.79
  1996/01/31      13426.92                    14786.39
  1996/02/29      12701.78                    13747.70
  1996/03/31      12839.61                    14100.26
  1996/04/30      13515.35                    14809.65
  1996/05/31      13894.84                    14993.88
  1996/06/30      14254.79                    15408.86
  1996/07/31      14387.90                    15526.38
  1996/08/31      14906.81                    16030.11
  1996/09/30      16125.36                    17007.59
  1996/10/31      16574.14                    17075.53
  1996/11/30      17521.71                    18031.58
  1996/12/31      17687.29                    18232.34
IMATRL PRASUN   SHR__CHT 19961231 19970115 104502 R00000000000047

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity New Markets Income Fund on May 4, 1993, when the fund started. As the chart shows, by December 31, 1996, the value of the investment would have grown to $17,687 - a 76.87% increase on the initial investment. For comparison, look at how the J.P. Morgan Emerging Markets Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $18,232 - a 82.32% increase.
UNDERSTANDING
PERFORMANCE
Many markets around the
globe offer the potential for
significant growth over time;
however, investing in foreign
markets means assuming
greater risks than investing in
the United States. Factors like
changes in a country's financial
markets, its local political and
economic climate, and the
fluctuating value of its currency
create these risks. For these
reasons an international fund's
performance may be more
volatile than a fund that invests
exclusively in the United
States.
(checkmark)
DIVIDENDS AND YIELD
PERIODS ENDED DECEMBER 31, 1996    PAST           PAST 6         PAST 1
                                   MONTH          MONTHS         YEAR

Dividends per share                16.29(cents)   51.03(cents)   93.18(cents)

Annualized dividend rate           14.80%         8.45%          8.33%

30-day annualized yield            7.77%          -              -

DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $12.96 over the past month, $11.98 over the past six months and $11.18 over the past year, you can compare the fund's income over these three periods. The past month dividends per share include additional distributions required by federal tax regulations. These distributions may not be reflected in future monthly dividends.
The 30-day annualized YIELD is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. It does not reflect the cost of hedging and other currency gains and losses.
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
While low inflation and moderate
growth helped provide a positive
backdrop for most bond markets in
1996, performance in overseas
bond markets was mixed. The
Salomon Brothers World
Government Bond Index - a
measure of government bond
market performance in developed
nations - returned 3.62% for the
12 months ended December 31,
1996. In Europe, focus centered
on the continuing progress toward
the European Monetary Union
(EMU). Attractive opportunities
arose as countries worked to meet
the requirements for joining the
EMU. Many European nations -
especially Italy, Spain and Sweden
- boasted strong returns.
However, Germany and Japan -
two of the larger components of the
Salomon Brothers World
Government Bond Index -
experienced currency problems
that hurt returns. When Japan's
trade surplus diminished during the
year, assets flowed out of the
country, with investors seeking
higher-yielding opportunities
elsewhere. In stark contrast to the
developed world, the often-volatile
emerging debt markets enjoyed a
particularly strong year, helped by
inflows of foreign capital, low
interest rates and the
implementation of country-specific
reforms - especially in Latin
America. The J.P. Morgan
Emerging Markets Bond Index -
of which Latin America is a large
component - posted a return of
34.16% during the period. In the
U.S., uncertainty over the direction
of the economy led to mixed bond
market performance. The Lehman
Brothers Aggregate Bond Index
returned 3.63% in 1996.
An interview with John Carlson, Portfolio Manager of Fidelity New Markets Income Fund
Q. JOHN, HOW DID THE FUND PERFORM?
A. Very well. For the 12-month period that ended December 31, 1996, the fund provided a total return of 41.39%. To get a sense of how the fund fared relative to its peer group, the emerging markets debt funds average returned 40.70% over the same period, according to Lipper Analytical Services. The J.P. Morgan Emerging Markets Bond Index Plus had a 12-month return of 39.30% for the period ending December 31.
Q. WHAT WERE SOME OF THE IMPORTANT THEMES IN EMERGING MARKET DEBT OVER THE PAST YEAR?
A. There were really three key themes that helped drive asset prices in emerging market debt in the past year. The first was the return of economic growth to Latin America, particularly Mexico and Argentina. Our risk models of different nations' sovereign debt have shown economic growth to be the most important factor in a country's creditworthiness. The second recurring theme was sharply rising crude oil prices, which improved the financial position of the oil exporting countries. Of the major oil exporters, Ecuador, Venezuela and Nigeria all performed well, while only Mexico lagged. The significance of rising oil prices goes beyond the simple revenue windfall: Venezuela and Ecuador have used the cash to help them tackle significant structural economic reforms. The third major theme was the dramatic outperformance of non-restructured loans versus Brady securities - U.S. dollar-denominated bonds of developing countries.
Q. DID ANY OTHER SPECIFIC DEVELOPMENTS TAKE PLACE?
A. Three events deserve mention. First, Moody's re-rated all Brady bonds - which had been rated just below the issuing country's Eurobond external debt - up to the level of the sovereign issuer. This took place early in the year. Second, the fund realized excellent performance from its positions in pre-Brady bonds, most notably those of Russia and Panama. The market-friendly election of Boris Yeltsin, the perception that economic reform was progressing and an increased sense of stability combined to make Russian loans attractive. My overweighting - relative to the J.P. Morgan index - in Panama worked to the fund's benefit as low inflation and a balanced budget, among other factors, made for good performance. The fund also benefited from its exposure to the non-restructured loans of Vietnam and the Ivory Coast. Lastly, both Mexico and the Philippines initiated debt buybacks, which was viewed positively by the market.
Q. YOU MENTIONED PRE-BRADY BONDS AS HAVING PLAYED A SIGNIFICANT ROLE IN THE PORTFOLIO. CAN YOU EXPLAIN HOW THESE INSTRUMENTS WORK?
A. Sure. Pre-Bradys are loans made by multinational banks to sovereign governments. These loans usually have gone through a default process for one reason or another and are traded in the market by banks and investment banks. Typically, when emerging market countries undergo economic or political reform and wish to re-enter the international capital markets, the first step is to agree to terms and conditions on restructuring their existing defaulted loans with the London Club - the group of issuing banks. Once the parties come to an agreement, the pre-Brady loans become Brady bonds.
Q. JOHN, ARE THERE ANY POCKETS OF THE WORLD THAT ARE RELATIVELY UNEXPLORED FROM AN INVESTMENT STANDPOINT?
A. Africa, the world's poorest continent, has been largely ignored by investors. Africa has extremely high debt levels, but the World Bank has floated some debt relief proposals that may result in more opportunities there.
Q. WHAT'S YOUR OUTLOOK?
A. I'm fairly optimistic. At present, the forces that have driven this bull market remain in place; economic growth is picking up across our universe of countries, and most countries are enjoying rising levels of liquidity driven by capital inflows and stronger oil prices. The most important issue to monitor is continued progress on economic reform. It is crucial for these countries to keep building on the momentum of the last 18 months. Two examples are labor reform in Argentina and the prospects for a currency board in Bulgaria. Also important is international liquidity and the global appetite for risk. Emerging markets could suffer if G7 interest rates - those in the seven leading industrial nations - go up sharply or there's a global recession.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: a high level of current
income by investing primarily
in debt securities and other
instruments of issuers in
emerging markets; as a
secondary objective, the
fund may seek capital
appreciation
FUND NUMBER: 331
TRADING SYMBOL: FNMIX
START DATE: May 4, 1993
SIZE: as of December 31,
1996, more than $310 million
MANAGER: John Carlson,
since 1995; lead manager,
Fidelity Advisor Strategic
Income Fund, since 1995;
manager, Fidelity Advisor
Emerging Markets Income
Fund, since 1995; joined
Fidelity in 1995
(checkmark)
JOHN CARLSON ON BOND OPTIONS:
"The fund had a large cash
position at the end of the
period, but actually was much
closer to being fully invested
than it appeared. Of the 21%
cash position, approximately
6 percentage points were
being held to cover call options
bought on Argentine bonds,
and 4 percentage points were
held to cover call options
bought on Bulgarian bonds.
Because the cash set aside
covered the entire underlying
face amount at value of the
bonds, no leverage was
employed. These options
gave the fund the right, but
not the obligation, to buy
these bonds at an
agreed-upon price at a
future date. Thus, the fund
was effectively invested in
these markets even though
the money set aside was
listed as part of the fund's
cash component. The
investment in call options had
the added benefit of limiting
the downside risk to the fund
because if the price of the
bonds fell and the fund didn't
exercise the options, the loss
would be limited to the option
premium paid."
INVESTMENT CHANGES


TOP FIVE COUNTRIES AS OF DECEMBER 31, 1996
(EXCLUDING CASH EQUIVALENTS)   % OF FUND'S   % OF FUND'S
                               INVESTMENTS   INVESTMENTS
                                             6 MONTHS AGO

Brazil                         13.3          22.7

Ecuador                        13.0          4.7

Argentina                      12.9          20.9

Venezuela                      12.1          10.5

Mexico                         4.9           6.3

TOP COUNTRIES ARE BASED ON THE LOCATION OF THE ISSUER OF EACH SECURITY, INDICATING WHERE THE FUND IS EXPOSED TO POLITICAL AND CREDIT RISKS.
TOP FIVE HOLDINGS AS OF DECEMBER 31, 1996
(BY ISSUER, WITH MATURITIES     % OF FUND'S    % OF FUND'S
OF MORE THAN ONE YEAR)          INVESTMENTS    INVESTMENTS IN THESE
                                               SECURITIES
                                               6 MONTHS AGO

Ecuador Republic                13.0           4.7

Argentinian Republic            12.8           17.6

Venezuelan Republic             12.1           10.5

Brazilian Federative Republic   11.8           20.0

United Mexican States           4.9            5.2

AVERAGE YEARS TO MATURITY AS OF DECEMBER 31, 1996
               6 MONTHS AGO

Years   14.0   14.0

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM
EACH OF THE FUND'S BONDS, WEIGHTED BY DOLLAR AMOUNT.
ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF DECEMBER 31, 1996 AS OF JUNE 30, 1996
Corporate bonds 3.0%
Foreign Government
obligations 67.6%
Stocks 0.0%
Other 7.7%
Short-term
investments 21.7%
Corporate bonds 9.7%
Foreign Government
obligations 67.7%
Stocks 0.1%
Other 16.3%
Short-term
investments 6.2%
Row: 1, Col: 1, Value: 21.7
Row: 1, Col: 2, Value: 7.7
Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 67.59999999999999
Row: 1, Col: 5, Value: 3.0
Row: 1, Col: 1, Value: 6.2
Row: 1, Col: 2, Value: 16.3
Row: 1, Col: 3, Value: 1.1
Row: 1, Col: 4, Value: 66.7
Row: 1, Col: 5, Value: 9.699999999999999
INVESTMENTS DECEMBER 31, 1996

Showing Percentage of Total Value of Investment in Securities


 NONCONVERTIBLE BONDS - 3.0%
 MOODY'S RATINGS (C) PRINCIPAL VALUE
 (UNAUDITED) AMOUNT (B) (NOTE 1)
BRAZIL - 1.5%
TV Filme, Inc. yankee 12 7/8%,
12/15/04 (e)  B2 $ 2,250,000 $ 2,258,434
Tevecap SA 12 5/8%, 11/26/04 (e)  B2  2,500,000  2,556,250
         4,814,684
CHINA (PEOPLES REPUBLIC) - 1.0%
AES China Generating Ltd. yankee 10 1/8%,
12/15/06  Ba3  3,050,000  3,164,375
SOUTH AFRICA - 0.5%
Eskom 0%, 9/1/02  Baa3 ZAR 20,250,000  1,840,405
TOTAL NONCONVERTIBLE BONDS
(Cost $9,762,223)   9,819,464
 FOREIGN GOVERNMENT OBLIGATIONS (H) - 67.6%
ARGENTINA - 12.8%
Argentinian Republic:
 BOCON:
  3.414%, 4/1/01 (g)  BBB- ARS 11,535,193  10,056,476
  3.414%, 9/1/02 (g)  BBB- ARS 4,055,581  3,138,558
  3.414%, 4/1/07 (g)  BB- ARS 11,405,120  8,095,643
 Brady par euro 5 1/4%, 3/31/23 (d)  B1  31,565,000  19,905,678
         41,196,355
BRAZIL - 11.8%
Brazilian Federative Republic Brady:
 capitalization bond 8%, 4/15/14  B1  19,962,331  14,722,219 exit bond euro 6%, 9/15/13  B1  8,250,000  5,919,375
 FLIRB 4 1/2%, 4/15/09 (bearer) (d)  B1  4,500,000  3,217,500
 FLIRB 4 1/2%, 4/15/09 (d)  B1  7,000,000  5,005,000
 par 5%, 4/15/24 (d)  B1  14,500,000  9,125,938
         37,990,032
 FOREIGN GOVERNMENT OBLIGATIONS (H) - CONTINUED
 MOODY'S RATINGS (C) PRINCIPAL VALUE
 (UNAUDITED) AMOUNT (B) (NOTE 1)
ECUADOR - 13.0%
Ecuador Republic Brady:
  interest equalization bond euro
  6 1/2%, 12/21/04 (bearer) (g)  - $ 3,600,000 $ 3,132,000
  par euro 3 1/4%, 2/28/25 (d)  -  27,500,000  12,701,563
  past due interest euro
  6 1/2%, 2/28/15 (bearer) (g)  -  39,440,647  24,157,396
  past due interest 6 1/2%, 2/28/15 (g)  -  2,643,475  1,619,128
         41,610,087
KAZAKHSTAN - 1.0%
Kazakhstan Republic 9 1/4%, 12/20/99 (e)  -  3,000,000  3,022,500
MEXICO - 4.9%
Mexico Value recovery rights   -  9,847,000  -
United Mexican States:
 Brady:
  discount A 6.4531%, 12/31/19 (g)  Ba2  4,150,000  3,569,000 discount D 6.4531%, 12/31/19 (g)  Ba2  2,250,000  1,935,000 global bond 11 1/2%, 5/15/26  Ba2  9,605,000  10,142,979
         15,646,979
PANAMA - 4.8%
Panamanian Republic Brady:
 interest reduction bond euro
 3 1/2%, 7/17/14 (g)  BB  13,125,000  9,097,266
 past due interest euro 6 3/4%, 7/17/19 (d)  BB  8,099,000  6,317,220
         15,414,486
PERU - 2.3%
Peruvian Republic:
 FLIRB 0%, 10/13/16 (e)(f)  -  8,000,000  4,375,000
 past due interest 0%, 8/22/16 (e)(f)  -  5,000,000  2,943,750
         7,318,750
PHILIPPINES - 1.2%
Philippine Government:
 15 1/2%, 1/25/03  BBB+ PHP 18,000,000  701,262
 8 3/4%, 10/7/16 (e)  B1  3,125,000  3,226,563
         3,927,825
 FOREIGN GOVERNMENT OBLIGATIONS (H) - CONTINUED
 MOODY'S RATINGS (C) PRINCIPAL VALUE
 (UNAUDITED) AMOUNT (B) (NOTE 1)
RUSSIA - 2.9%
Russian Government:
interest notes 0%, 12/31/16 (e)(f)  - $ 9,800,000 $ 6,786,500
 Principal Loans 0%, 8/12/21 (f)  -  4,400,000  2,568,500
         9,355,000
SOUTH AFRICA - 0.8%
South African Republic 12%, 2/28/05   Baa1 ZAR 13,500,000  2,359,912
VENEZUELA - 12.1%
Venezuelan Republic oil recovery rights  -  152,170  -
Venezuelan Republic Brady:
  debt conversion bond 6 1/2%, 12/18/07 (g)  Ba3  3,000,000  2,641,877 discount 6 3/8%, 3/31/20 (g)  Ba3  3,000,000  2,493,750
  FLIRB A 6 5/8%, 3/31/07 (g)  Ba3  9,500,000  8,466,875
  FLIRB B 6.4375%, 3/31/07 (g)  Ba3  4,000,000  3,565,000
  par A euro 6 3/4%, 3/31/20  Ba3  24,650,000  18,826,438
  par B euro 6 3/4%, 3/31/20  Ba3  3,750,000  2,864,063
         38,858,003
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $198,592,339)   216,699,929
 SOVEREIGN LOAN PARTICIPATIONS - 7.4%
IVORY COAST - 2.2%
Ivory Coast restructured loan:
 -Banque Paribas (a)    9,750,000  3,180,938
 -The Chase Manhattan Bank (a)    3,000,000  978,750
 -Morgan Grenfell & Co. Limited (a)    2,400,000  783,000
 -Morgan Guaranty Trust Company of
 New York (a)    6,750,000  2,202,188
         7,144,876
PERU - 2.3%
Peruvian Republic loan participation under
1983 agreement:
  -Citibank N.A. (a)    250,000  285,000
  -ING Bank N.V. (a)    1,900,000  2,166,000
  -Morgan Guaranty Trust Company of
  New York (a)    4,250,000  4,845,000
         7,296,000
 SOVEREIGN LOAN PARTICIPATIONS - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (B) (NOTE 1)
RUSSIA - 1.8%
Bank for Foreign Economic Affairs of Russia
(Vnesheconombank) final loan:
  -The Chase Manhattan Bank (a)   $ 1,500,000 $ 1,190,625
  -ING Bank N.V. (a)    2,250,000  1,785,938
  -Morgan Guaranty Trust Company of
  New York (a)    3,500,000  2,778,125
         5,754,688
VIETNAM - 1.1%
Socialist Republic of Vietnam loan
restructured under 1985 agreement -
ING Bank N.V. (a)   DEM 5,350,000  3,435,939
TOTAL SOVEREIGN LOAN PARTICIPATIONS
(Cost $18,159,310)   23,631,503
 CASH EQUIVALENTS - 21.7%
 MATURITY
 AMOUNT
Investments in repurchase agreements
(U.S. Treasury obligations) in a joint
trading account at 6 3/4%, dated
12/31/96 due 1/2/97
(Cost $69,551,000) (Note 3)  $ 69,577,082  69,551,000
 PURCHASED OPTIONS - 0.3%
    EXPIRATION DATE/ UNDERLYING FACE
   STRIKE PRICE AMOUNT AT VALUE
ARGENTINA - 0.1 %
Merrill Lynch International Call Option on
$20,580,000 notional amount of Argentinian
Republic Brady floating rate bonds   Jan. 97/
6 5/8%, 3/31/05   86 $ 17,891,738  306,642
 PURCHASED OPTIONS - CONTINUED
    EXPIRATION DATE/ UNDERLYING FACE VALUE
   STRIKE PRICE AMOUNT AT VALUE (NOTE 1)
BULGARIA - 0.2%
First National Bank of Boston Call Option on
$16,250,000 notional amount of Bulgarian Feb. 97/
 Republic Brady FLIRB 2 1/4%, 7/28/12   36 5/8 $ 6,195,313 $ 458,250
The Chase Manhattan Bank Call
Option on $16,250,000 notional amount
 of Bulgarian Republic Brady FLIRB   Mar. 97/
 2 1/4%, 7/28/12   40 7/8  6,195,313  170,625
         628,875
TOTAL PURCHASED OPTIONS
(Cost $1,128,800) $  935,517
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $297,193,672)   $ 320,637,413
SECURITY TYPE ABBREVIATIONS
FLIRB - Front Loaded Interest Reduction
  Bonds
CURRENCY ABBREVIATIONS
ARS - Argentine peso
DEM - German deutsche mark
PHP - Philippine peso
ZAR - South African rand
LEGEND
1. Non-income producing
2. Principal amount is stated in United States dollars unless otherwise noted.
3. Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
4. Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date.
5. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $25,168,997 or 8.1% of net assets.
6. Security purchased on a delayed delivery or when issued-basis (see Note 2 of Notes to Financial Statements).
7. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
8. Some foreign government obligations have not been individually rated by S&P or Moody's. The ratings listed are assigned to securities by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 0.0% AAA, AA, A 0.0%
Baa 1.3% BBB  5.6%
Ba 18.0% BB  20.4%
B 20.6% B  24.7%
Caa 0.0% CCC  0.0%
Ca, C 0.0% CC, C  0.0%
  D  0.0%
For some foreign government obligations, FMR has assigned the ratings of the sovereign credit of the issuing government. The percentage not rated by both S&P and Moody's amounted to 26.5%. FMR has determined that unrated debt securities that are lower quality account for 26.5% of the total value of investment in securities.
INCOME TAX INFORMATION
At December 31, 1996, the aggregate cost of investment securities for income tax purposes was $299,178,017. Net unrealized appreciation aggregated $21,459,396, of which $22,054,232 related to appreciated investment securities and $594,836 related to depreciated investment securities.
At December 31, 1996, the fund had a capital loss carryforward of approximately $7,934,000 which will expire on December 31, 2003.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 DECEMBER 31, 1996

ASSETS

Investment in securities, at value (including repurchase                  $ 320,637,413
agreements of $69,551,000) (cost $297,193,672) -
See accompanying schedule

Cash                                                                       2,099,542

Receivable for investments sold                                            5,791,562
Regular delivery

 Delayed delivery                                                          7,121,406

Interest receivable                                                        3,478,069

Redemption fees receivable                                                 961

Other receivables                                                          15,575

 TOTAL ASSETS                                                              339,144,528

LIABILITIES

Payable for investments purchased                           $ 8,417,405
Regular delivery

 Delayed delivery                                            20,036,906

Distributions payable                                        272,848

Accrued management fee                                       175,284

Other payables and accrued expenses                          97,283

 TOTAL LIABILITIES                                                         28,999,726

NET ASSETS                                                                $ 310,144,802

Net Assets consist of:

Paid in capital                                                           $ 287,598,346

Undistributed net investment income                                        5,295,341

Accumulated undistributed net realized gain (loss) on                      (6,192,182)
investments and foreign currency transactions

Net unrealized appreciation (depreciation) on                              23,443,297
investments and assets and liabilities in foreign
currencies

NET ASSETS, for 23,925,456 shares outstanding                             $ 310,144,802

NET ASSET VALUE, offering price and redemption price per                   $12.96
share ($310,144,802 (divided by) 23,925,456 shares)


STATEMENT OF OPERATIONS

 YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME                                                        $ 19,448,602
Interest Income

EXPENSES

Management fee                                             $ 1,541,411

Transfer agent fees                                         473,605

Accounting fees and expenses                                167,132

Non-interested trustees' compensation                       830

Custodian fees and expenses                                 85,567

Registration fees                                           50,835

Audit                                                       82,168

Legal                                                       4,137

Interest                                                    5,856

Miscellaneous                                               5,397

 Total expenses before reductions                           2,416,938

 Expense reductions                                         (8,690)       2,408,248

NET INVESTMENT INCOME                                                     17,040,354

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                      47,248,855

 Foreign currency transactions                              (67,310)      47,181,545

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                      11,369,069

 Assets and liabilities in foreign currencies               2,447         11,371,516

NET GAIN (LOSS)                                                           58,553,061

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                          $ 75,593,415
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                            YEAR ENDED       YEAR ENDED
                                                            DECEMBER 31,     DECEMBER 31,
                                                            1996             1995

INCREASE (DECREASE) IN NET ASSETS

Operations                                                  $ 17,040,354     $ 15,583,912
Net investment income

 Net realized gain (loss)                                    47,181,545       (31,111,821)

 Change in net unrealized appreciation (depreciation)        11,371,516       27,836,979

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING             75,593,415       12,309,070
FROM OPERATIONS

Distributions to shareholders from net investment income     (18,678,021)     (16,705,028)

Share transactions                                           249,711,880      196,063,449
Net proceeds from sales of shares

 Reinvestment of distributions                               16,989,502       15,014,270

 Cost of shares redeemed                                     (190,785,299)    (209,771,056)

 Redemption fees                                             813,848          474,977

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING             76,729,931       1,781,640
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                    133,645,325      (2,614,318)

NET ASSETS

 Beginning of period                                         176,499,477      179,113,795

 End of period (including undistributed net investment      $ 310,144,802    $ 176,499,477
income of $5,295,341 and $5,102,448, respectively)

OTHER INFORMATION
Shares

 Sold                                                        21,889,153       22,179,711

 Issued in reinvestment of distributions                     1,486,315        1,656,239

 Redeemed                                                    (17,185,701)     (23,674,517)

 Net increase (decrease)                                     6,189,767        161,433


FINANCIAL HIGHLIGHTS
      YEARS ENDED DECEMBER 31,                 MAY 4, 1993
                                               (COMMENCEMEN
                                               T
                                               OF OPERATIONS)
                                               TO
                                               DECEMBER 31,

      1996                       1995   1994   1993


SELECTED PER-SHARE DATA

Net asset value, beginning of period        $ 9.950     $ 10.190    $ 13.070    $ 10.000

Income from Investment Operations            .866        1.222       .573        .486 D
Net investment income

 Net realized and unrealized gain (loss)     3.035       (.583)      (2.687)     3.302

 Total from investment operations            3.901       .639        (2.114)     3.788

Less Distributions

 From net investment income                  (.932)      (.916)      (.529)      (.486)

 In excess of net investment income          -           -           (.057)      (.062)

 From net realized gain                      -           -           (.180)      (.170)

 Total distributions                         (.932)      (.916)      (.766)      (.718)

Redemption fees added to paid in capital     .041        .037        -           -

Net asset value, end of period              $ 12.960    $ 9.950     $ 10.190    $ 13.070

TOTAL RETURN B, C                            41.39%      7.97%       (16.55)%    38.84%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)     $ 310,145   $ 176,499   $ 179,114   $ 286,593

Ratio of expenses to average net assets      1.09%       1.17%       1.28% E     1.24% A,
                                                                                 E

Ratio of net investment income to            7.68%       9.51%       5.87%       6.29% A
average net assets

Portfolio turnover rate                      405%        306%        409%        324% A


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
NOTES TO FINANCIAL STATEMENTS
For the period ended December 31, 1996




1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity New Markets Income Fund (the fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income, gains on investments or currency repatriation. The fund accrues such taxes as applicable. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
INVESTMENT INCOME. Interest income, which includes accretion of original issue discount, is accrued as earned. Interest income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for the recognition of gains/losses on certain securities, foreign currency transactions, market discount, capital loss carryforwards and losses deferred due to wash sales.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
REDEMPTION FEES. Shares held in the fund less than 180 days are subject to a redemption fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade. The cost of the foreign currency contracts is included in the cost basis of the associated investment.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission(the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances
2. OPERATING POLICIES - CONTINUED
JOINT TRADING ACCOUNT - CONTINUED
are invested in one or more repurchase agreements that mature in 60 days or less from the date of purchase for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency Securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
INTERFUND LENDING PROGRAM. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating funds. WHEN-ISSUED SECURITIES. The fund may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities is fixed at the time the transaction is negotiated. The market values of the securities purchased on a when-issued or forward commitment basis are identified as such in the fund's schedule of investments. The fund may receive compensation for interest forgone in the purchase of a when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of when-issued securities having the same settlement date and broker are offset. When-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the accompanying balance sheet under the caption "Delayed delivery." Losses may arise due to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.
OPTIONS. The fund may use options to manage its exposure to the bond market and to fluctuations in interest rates and currency values. Writing puts and buying calls tend to increase the fund's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the fund's exposure to the underlying instrument, or hedge other fund investments. The underlying face amount at value of any open options at period end is shown in the schedule of investments under the caption "Purchased Options." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from
2. OPERATING POLICIES - CONTINUED
OPTIONS - CONTINUED
changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms.
Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price. Options traded over-the-counter are valued using dealer-supplied valuations.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.
At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).
LOANS AND OTHER DIRECT DEBT INSTRUMENTS. The fund is permitted to invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. At the end of the period, these investments amounted to $23,631,503 or 7.6% of net assets.
3. JOINT TRADING ACCOUNT.
At the end of the period, the fund had 20% or more of its total investments in repurchase agreements through a joint trading account. These repurchase agreements were with entities whose creditworthiness has been reviewed and found satisfactory by FMR. The maturity values of the joint trading account investments were $69,577,082 at 6 3/4%. The investments in repurchase agreements through the joint trading account are summarized as follows:
SUMMARY OF JOINT TRADING
(DOLLAR AMOUNTS IN THOUSANDS)
Dated December 31, 1996, due January 2, 1997
Number of dealers or banks 20
Maximum amount with one dealer or bank 17.6%
Aggregate principal amount of agreements $19,054,743
Aggregate maturity amount of agreements $19,061,891
Aggregate market value of transferred assets $19,440,452
Coupon rates of transferred assets 0% to 15 3/4%
Maturity dates of transferred assets 1/15/97 to 11/15/26
4. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $853,490,941 and $819,068,909, respectively.
5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1100% to .3700% for the period. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The annual individual fund fee rate is .55%. For the period, the management fee was equivalent to an annual rate of .69% of average net assets.
SUB-ADVISER FEE. FMR, on behalf of the fund, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research Far East Inc., Fidelity International Investment Advisors (FIIA), and Fidelity Investment Japan Ltd. In addition, FIIA entered into a sub-advisory agreement with its subsidiary, Fidelity International Investment
Advisors (U.K.) Limited (FIIAL U.K.). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services. FIIA pays FIIAL U.K. a fee based on costs incurred for either service.
TRANSFER AGENT FEES. Fidelity Service Co. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .21% of average net assets.
ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
6. INTERFUND LENDING PROGRAM.
The fund participated in the interfund lending program as a borrower. The maximum loan and the average daily loan balances during the period for which loans were outstanding amounted to $7,822,000 and $4,020,556, respectively. The weighted average interest rate was 5.83%.
7. EXPENSE REDUCTIONS.
The fund has entered into arrangements with its custodian and transfer agent whereby interest earned on uninvested cash balances was used to offset a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $7,582 and $1,108, respectively, under these arrangements.
8. CREDIT RISK.
The fund's relatively large investment in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the fund's investments and the income they generate, as well as the fund's ability to repatriate such amounts.
9. LITIGATION.
The fund is engaged in litigation against the obligor on the inflation adjusted debt of Siderurgica Brasileiras SA, contesting the calculation of the principal adjustment. The probability of success of this litigation cannot be predicted and the amount of recovery cannot be estimated. Any recovery from this litigation would inure to the benefit of the fund. As of period end, the fund no longer holds Siderurgica Brasileiras SA debt securities.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity New Markets Income Fund:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments (except for Moody's and Standard & Poor's ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity New Markets Income Fund (a fund of Fidelity Investment Trust) at December 31, 1996, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the periods indicated in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity New Markets Income Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.
/s/ PRICE WATERHOUSE LLP
PRICE WATERHOUSE LLP
Boston, Massachusetts
February 12, 1997
MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day. BY PHONE
Fidelity TouchTone Xpressprovides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
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OFFICERS
Edward C. Johnson 3d, President
J. Gary Burkhead, Senior Vice President
John H. Carlson, Vice President
Robert A. Lawrence, Vice President
Arthur S. Loring, Secretary
Kenneth A. Rathgeber, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox *
Phyllis Burke Davis *
Richard J. Flynn *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Edward H. Malone *
Marvin L. Mann *
Gerald C. McDonough *
Thomas R. Williams *
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William O. McCoy
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(2_FIDELITY_LOGOS)FIDELITY

GLOBAL BOND
FUND
ANNUAL REPORT
DECEMBER 31, 1996
CONTENTS


PRESIDENT'S MESSAGE      3    Ned Johnson on investing
                              strategies.

PERFORMANCE              4    How the fund has done over time.

FUND TALK                7    The managers' review of fund
                              performance, strategy and outlook.

INVESTMENT CHANGES       10   A summary of major shifts in the
                              fund's investments over the past six
                              months.

INVESTMENTS              11   A complete list of the fund's
                              investments with their market
                              values.

FINANCIAL STATEMENTS     20   Statements of assets and liabilities,
                              operations, and changes in net
                              assets,
                              as well as financial highlights.

NOTES                    24   Notes to the financial statements.

REPORT OF INDEPENDENT    28   The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS            29


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN
EFFECTIVE
PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES,
CALL
1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.
PRESIDENT'S MESSAGE


(PHOTO_OF_EDWARD_C_JOHNSON_3D)DEAR SHAREHOLDER:
Although stocks managed to post solid returns throughout 1996, signs of strength in the economy have led to inflation fears, causing some uncertainty in both the stock and bond markets. In 1995, both stock and bond markets posted strong results, while the year before, stocks posted below-average returns and bonds had one of the worst years in history. These market ups and downs are a normal part of investing, and there are some basic principles that are helpful for investors to remember in different types of markets.
Keeping in mind that the effects of interest rate changes on your bond investments will only be "paper" gains or losses unless you sell your shares, staying in your bond fund may be appropriate if your investment horizon is at least a year or more. The longer your investing time frame, the more likely it is that you will retain your principal investment through both up and down markets. For example, a 10-year time frame, such as saving for a college education, enables you to weather these ups and downs in a long-term fund, which has higher potential returns.
An intermediate-length fund could be appropriate if your investment horizon is two to four years, and a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, there is no assurance that a money market fund will achieve its goal, and it is important to remember that money market funds are not insured or guaranteed by any agency of the U.S. government.
No matter what your investment horizon or portfolio diversity, it makes good sense to follow a regular investment plan - investing a certain amount of money at the same time each month or quarter - and to review your portfolio periodically. A periodic investment plan will not, of course, assure a profit or protect against a loss.
If you have any questions, please call us at 1-800-544-8888. We stand ready to provide the information you need to make the investments that are right for you.
Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at income as reflected in the fund's yield to measure performance. If Fidelity had not reimbursed certain fund expenses, the past 10 years total return would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1996            PAST 1   PAST 5   PAST 10
                                           YEAR     YEARS    YEARS

Global Bond                                3.35%    17.40%   98.14%

Salomon Brothers World Government          3.62%    50.90%   152.31%
 Bond Index, Unhedged

Global Income Funds Average                10.40%   38.96%   129.98%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Salomon Brothers World Government Bond Index, Unhedged - a market-capitalization weighted index of debt issues traded in 14 world government bond markets. Issues included in the index have fixed-rate coupons and maturities of at least one year. To measure how the fund's performance stacked up against its peers, you can compare it to the global income funds average, which reflects the performance of 131 mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. over the past one year. Both benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1996      PAST 1   PAST 5   PAST 10
                                     YEAR     YEARS    YEARS

Global Bond                          3.35%    3.26%    7.08%

Salomon Brothers World Government    3.62%    8.58%    9.70%
 Bond Index, Unhedged

Global Income Funds Average          10.40%   6.75%    8.56%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER 10 YEARS
IMAHDR PRASUN   SHR__CHT 19961231 19970114 163618 S00000000000001
             Global Bond                 SB World Government Bond
             00451                       SB006
  1986/12/31      10000.00                    10000.00
  1987/01/31      10311.24                    10300.19
  1987/02/28      10451.57                    10461.77
  1987/03/31      10698.66                    10703.84
  1987/04/30      10786.19                    10826.47
  1987/05/31      10625.67                    10719.17
  1987/06/30      10585.27                    10632.94
  1987/07/31      10339.13                    10420.90
  1987/08/31      10556.94                    10578.02
  1987/09/30      10392.69                    10280.39
  1987/10/31      10975.54                    10972.73
  1987/11/30      11449.59                    11354.03
  1987/12/31      11913.69                    11840.71
  1988/01/31      11584.23                    11776.20
  1988/02/29      11669.26                    11879.03
  1988/03/31      11956.20                    12091.08
  1988/04/30      11945.58                    12032.32
  1988/05/31      11892.44                    11919.27
  1988/06/30      11764.91                    11659.32
  1988/07/31      11775.53                    11588.43
  1988/08/31      11690.51                    11458.77
  1988/09/30      11828.67                    11754.49
  1988/10/31      12190.02                    12297.37
  1988/11/30      12413.20                    12485.79
  1988/12/31      12350.32                    12358.69
  1989/01/31      12315.76                    12177.94
  1989/02/28      12212.07                    12186.24
  1989/03/31      12177.51                    12016.99
  1989/04/30      12338.80                    12176.02
  1989/05/31      12131.43                    11919.27
  1989/06/30      12384.89                    12158.78
  1989/07/31      12788.12                    12712.52
  1989/08/31      12603.78                    12285.24
  1989/09/30      12753.55                    12518.36
  1989/10/31      12926.37                    12623.11
  1989/11/30      13064.62                    12737.43
  1989/12/31      13329.59                    12893.27
  1990/01/31      13293.50                    12722.74
  1990/02/28      13125.08                    12527.30
  1990/03/31      13281.47                    12403.40
  1990/04/30      13281.47                    12365.08
  1990/05/31      13461.93                    12775.76
  1990/06/30      13750.66                    13010.16
  1990/07/31      14231.87                    13417.64
  1990/08/31      14147.66                    13312.90
  1990/09/30      14328.11                    13461.71
  1990/10/31      14664.96                    14063.36
  1990/11/30      14821.35                    14296.48
  1990/12/31      14966.02                    14437.63
  1991/01/31      15294.80                    14798.49
  1991/02/28      15439.46                    14802.96
  1991/03/31      15229.04                    14265.18
  1991/04/30      15439.46                    14484.89
  1991/05/31      15623.57                    14466.37
  1991/06/30      15439.46                    14315.00
  1991/07/31      15597.48                    14620.94
  1991/08/31      15744.37                    14903.88
  1991/09/30      16105.47                    15487.00
  1991/10/31      16323.48                    15649.23
  1991/11/30      16241.73                    15893.85
  1991/12/31      16877.42                    16720.32
  1992/01/31      16707.23                    16423.33
  1992/02/29      16778.14                    16331.99
  1992/03/31      16749.97                    16158.91
  1992/04/30      16977.66                    16274.51
  1992/05/31      17290.75                    16773.97
  1992/06/30      17505.10                    17243.41
  1992/07/31      17767.43                    17645.14
  1992/08/31      18025.90                    18138.85
  1992/09/30      17774.98                    18320.88
  1992/10/31      17659.43                    17823.34
  1992/11/30      17394.30                    17540.40
  1992/12/31      17619.52                    17645.14
  1993/01/31      17823.07                    17952.99
  1993/02/28      18097.52                    18306.19
  1993/03/31      18496.21                    18587.21
  1993/04/30      18672.10                    18980.01
  1993/05/31      19015.32                    19170.34
  1993/06/30      19397.07                    19129.46
  1993/07/31      19692.25                    19183.75
  1993/08/31      20189.71                    19760.49
  1993/09/30      20304.78                    19994.89
  1993/10/31      20830.76                    19961.04
  1993/11/30      20764.44                    19817.97
  1993/12/31      21479.33                    19986.59
  1994/01/31      21713.86                    20147.54
  1994/02/28      20531.66                    20015.97
  1994/03/31      19053.47                    19987.23
  1994/04/30      18678.26                    20010.22
  1994/05/31      18782.43                    19834.58
  1994/06/30      17973.21                    20120.71
  1994/07/31      18300.43                    20281.02
  1994/08/31      18527.75                    20210.77
  1994/09/30      18528.69                    20357.03
  1994/10/31      18613.12                    20683.40
  1994/11/30      18690.13                    20399.18
  1994/12/31      17975.74                    20455.39
  1995/01/31      17818.85                    20884.59
  1995/02/28      17768.50                    21419.17
  1995/03/31      17884.41                    22691.45
  1995/04/30      18186.00                    23111.71
  1995/05/31      18734.45                    23761.90
  1995/06/30      18909.95                    23901.77
  1995/07/31      18874.86                    23957.97
  1995/08/31      18291.87                    23134.70
  1995/09/30      18608.17                    23651.40
  1995/10/31      18836.41                    23827.68
  1995/11/30      18963.79                    24097.21
  1995/12/31      19172.22                    24349.49
  1996/01/31      18934.57                    24048.67
  1996/02/29      18942.90                    23926.04
  1996/03/31      18905.61                    23892.83
  1996/04/30      18838.01                    23797.66
  1996/05/31      18850.84                    23802.77
  1996/06/30      18959.13                    23989.91
  1996/07/31      19288.66                    24449.77
  1996/08/31      19321.18                    24544.93
  1996/09/30      19411.83                    24644.57
  1996/10/31      19700.70                    25105.70
  1996/11/30      19987.62                    25436.55
  1996/12/31      19834.49                    25230.89
IMATRL PRASUN   SHR__CHT 19961231 19970114 163621 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Global Bond Fund on December 31, 1986. As the chart shows, by December 31, 1996, the value of the investment would have grown to $19,814
- a 98.14% increase on the initial investment. For comparison, look at how the Salomon Brothers World Government Bond Index, Unhedged did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $25,231 - a 152.31% increase.
UNDERSTANDING
PERFORMANCE
Many markets around the
globe offer the potential for
significant growth over time;
however, investing in foreign
markets means assuming
greater risks than investing in
the United States. Factors like
changes in a country's financial
markets, its local political and
economic climate, and the
fluctuating value of its currency
create these risks. For these
reasons an international fund's
performance may be more
volatile than a fund that invests
exclusively in the United
States.
(checkmark)
DIVIDENDS AND YIELD
PERIODS ENDED DECEMBER 31, 1996    PAST          PAST 6         PAST 1
                                   MONTH         MONTHS         YEAR

Dividends per share A              4.46(cents)   26.74(cents)   54.61(cents)

Annualized dividend rate           5.39%         5.47%          5.64%

30-day annualized yield            4.12%         -              -

DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on the fund's average share price of $9.74 over the past month, $9.69 over the past six months and $9.68 over the past year, you can compare the fund's income over these three periods.
The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. It does not reflect the cost of hedging and other currency gains and losses.
A NON-TAXABLE DIVIDENDS: DIVIDENDS PAID ARE BASED ON THE FUND'S INVESTMENT INCOME AND DO NOT REFLECT CURRENCY-RELATED LOSSES. AS A RESULT OF CURRENCY LOSSES, DIVIDENDS OF APPROXIMATELY 45(CENTS) PER SHARE PAID DURING 1996 WERE A NON-TAXABLE RETURN OF CAPITAL. THE EXACT NON-TAXABLE AMOUNT TO USE IN PREPARING YOUR INCOME TAX RETURN WILL DEPEND ON YOUR SHARE ACTIVITY AND WAS REPORTED TO YOU IN JANUARY, 1997.
FUND TALK: THE MANAGERS' OVERVIEW



MARKET RECAP
While low inflation and moderate
growth helped provide a positive
backdrop for most bond markets in
1996, performance in overseas
bond markets was mixed. The
Salomon Brothers World
Government Bond Index - a
measure of government bond
market performance in developed
nations - returned 7.11% for the
12 months ended December 31,
1996. In Europe, focus centered
on the continuing progress toward
the European Monetary Union
(EMU). Attractive opportunities
arose as countries worked to meet
the requirements for joining the
EMU. Many European nations -
especially Italy, Spain and Sweden
- boasted strong returns.
However, Germany and Japan -
two of the larger components of the
Salomon Brothers World
Government Bond Index -
experienced currency problems
that hurt returns. When Japan's
trade surplus diminished during the
year, assets flowed out of the
country, with investors seeking
higher-yielding opportunities
elsewhere. In stark contrast to the
developed world, the often-volatile
emerging debt markets enjoyed a
particularly strong year, helped by
inflows of foreign capital, low
interest rates and the
implementation of country-specific
reforms - especially in Latin
America. The JP Morgan
Emerging Markets Bond Index -
of which Latin America is a large
component - posted a return of
34.16% during the period. In the
U.S., uncertainty over the direction
of the economy led to mixed bond
market performance. The Lehman
Brothers Aggregate Bond Index
returned 3.63% in 1996.
An interview with Ian Spreadbury, who is responsible for managing Fidelity Global Bond Fund's international investments, and Christine Thompson, manager of the fund's U.S. investments
Q. IAN, HOW DID THE FUND PERFORM?
I.S. For the year ended December 31, 1996, the fund had a total return of 3.35%, trailing the Salomon Brothers World Government Bond Index, Unhedged, which returned 3.62%. The global income funds average had a return of 10.40% during the same period, according to Lipper Analytical Services.
Q. WHAT FACTORS AFFECTED PERFORMANCE?
I.S. Because we manage the fund to have approximately the same duration characteristics as the Salomon Brothers index, we feel the index is a more accurate comparison for the fund than the peer group. The peer group comprises a variety of funds: some can invest in emerging markets, which had a terrific year, and many hedge their investments back into U.S. dollar terms. Global Bond, however, does not purchase below-investment-grade securities and does not engage in hedging. Any value that we add will almost assuredly come from individual security selection. In terms of specific performance factors, European countries such as Italy, Spain and Sweden turned in strong years. Japan, however, continued to struggle.
Q. WHAT WAS THE STORY WITH JAPAN?
I.S. The return of the Japanese component of the Salomon Brothers index was approximately -5% in 1996. Since the fund maintains a significant weighting in Japanese issues, this exposure hurt. Japan's main source of consternation was the yen. While the local bond market itself performed pretty well, the yen's lackluster performance was the dominant story. I'd point to a couple of reasons for the yen's slide. In 1996, Japan's trade surplus shrank, and a lot of money flowed out of the country. These developments, combined with low interest rates, encouraged investors to look elsewhere for higher-yielding opportunities. The Japanese government expressed its concern as the period came to a close, but investors still lacked confidence in the country's economy.
Q. CAN YOU GIVE US AN UPDATE ON THE PROGRESS OF THE EUROPEAN MONETARY UNION
(EMU)?
I.S. It's still not clear which countries are going to be members of the EMU. The next milestone in the process will be the Amsterdam summit, where decisions will be made concerning voting structures and membership enlargement. In order to take part in the EMU - which will establish a uniform European currency - countries are required to fulfill certain steps outlined by the Maastricht Treaty. As countries have moved to meet these requirements, we've seen a "convergence trade" throughout Europe - yield spreads between countries such as Sweden, Italy and Spain have narrowed relative to the larger markets of Germany and the U.S. This development has made for attractive investment opportunities.
Q. CHRIS, CAN YOU GIVE AN OVERVIEW OF THE U.S. BOND MARKET?
C.T. In 1996, the U.S. bond market saw shifting investor sentiment regarding monetary policy, due mostly to fluctuating economic growth patterns. Throughout the period, the non-government sectors of the market, namely corporate and mortgage-backed bonds, performed well. The mortgage sector experienced low levels of spread volatility, as the market's prepayment expectations proved reasonably accurate. In the corporate area, we saw an overall tightening of quality spreads despite an increase in issuance. New issuance was concentrated in certain pockets of the sector, primarily in yankee bonds and banks, and most of the issuance was longer-term. Overall, demand for corporates absorbed the new supply, translating into good performance. Going forward, I expect more of the same. Demand conditions should continue to favor the corporate and mortgage sectors and, from a technical standpoint, market conditions should be supportive. I'll continue to emphasize yield spread opportunities in non-government sectors.
Q. WHAT'S IN STORE IN THE COMING MONTHS, IAN?
I.S. One of the key indicators when monitoring the world's bond markets is inflation. Though investors are always concerned about potential upticks in inflation at this stage of the economic cycle, I believe the U.S. and other governments will respond to ensure that inflation levels remain moderate. We'll continue to combine quantitative analysis and our credit research capabilities as we seek attractive opportunities.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: a high level of current
income by investing primarily
in debt securities and other
instruments of issuers in
emerging markets; as a
secondary objective, the
fund may seek capital
appreciation
FUND NUMBER: 331
TRADING SYMBOL: FNMIX
START DATE: May 4, 1993
SIZE: as of December 31,
1996, more than $310 million
MANAGER: John Carlson,
since 1995; lead manager,
Fidelity Advisor Strategic
Income Fund, since 1995;
manager, Fidelity Advisor
Emerging Markets Income
Fund, since 1995; joined
Fidelity in 1995
(checkmark)
JOHN CARLSON ON BOND OPTIONS:
"The fund had a large cash
position at the end of the
period, but actually was much
closer to being fully invested
than it appeared. Of the 21%
cash position, approximately
6 percentage points were
being held to cover call options
bought on Argentine bonds,
and 4 percentage points were
held to cover call options
bought on Bulgarian bonds.
Because the cash set aside
covered the entire underlying
face amount at value of the
bonds, no leverage was
employed. These options
gave the fund the right, but
not the obligation, to buy
these bonds at an
agreed-upon price at a
future date. Thus, the fund
was effectively invested in
these markets even though
the money set aside was
listed as part of the fund's
cash component. The
investment in call options had
the added benefit of limiting
the downside risk to the fund
because if the price of the
bonds fell and the fund didn't
exercise the options, the loss
would be limited to the option
premium paid."
INVESTMENT CHANGES


The charts below highlight three different aspects of the fund's investments: the country where they were issued, their sensitivity to interest rate changes, and their currency exposure. The top countries in each table differ because some securities have more interest rate risk than others, and because securities issued in one country may be denominated in another country's currency.
TOP COUNTRIES AS OF DECEMBER 31, 1996
(EXCLUDING CASH EQUIVALENTS)   % OF FUND'S   % OF FUND'S
                               INVESTMENTS   INVESTMENTS
                                             SIX MONTHS AGO

United States                  32            33

Germany                        14            16

France                         8             8

United Kingdom                 7             6

Netherlands                    4             4

TOP COUNTRIES ARE BASED ON THE LOCATION OF THE ISSUER OF EACH SECURITY, INDICATING WHERE THE FUND IS EXPOSED TO POLITICAL AND CREDIT RISKS. PERCENTAGES ARE ADJUSTED FOR THE EFFECT OF OPEN FUTURES CONTRACTS, IF APPLICABLE.
TOP INTEREST RATE EXPOSURES AS OF DECEMBER 31, 1996
(ESTIMATED, BY COUNTRY)   % OF FUND'S      % OF INTEREST
                          TOTAL INTEREST   RATE EXPOSURE
                          RATE EXPOSURE    SIX MONTHS AGO

United States             32               33

Japan                     21               22

Germany                   10               10

United Kingdom            8                7

France                    8                8

FIDELITY ESTIMATES INTEREST-RATE EXPOSURES BASED ON THE DURATION, OR INTEREST RATE SENSITIVITY, OF THE FUND'S HOLDINGS. AS OF DECEMBER 31, 1996, THE FUND WAS MOST SENSITIVE TO INTEREST RATE MOVEMENTS IN THE U.S., WHICH ACCOUNT FOR APPROXIMATELY 32% OF THE FUND'S INTEREST RATE EXPOSURE.
TOP CURRENCY EXPOSURES AS OF DECEMBER 31, 1996
(ESTIMATED, BY CURRENCY)   % OF FUND'S    % OF NET ASSETS
                           NET ASSETS     SIX MONTHS AGO

U.S. dollar                32             32

Japanese yen               19             19

German deutsche mark       11             11

French franc               8              7

Italian lira               7              6

THE JAPANESE YEN, AT APPROXIMATELY 19% OF NET ASSETS, WAS THE FUND'S LARGEST FOREIGN CURRENCY EXPOSURE AS OF DECEMBER 31, 1996.
INVESTMENTS DECEMBER 31, 1996

Showing Percentage of Total Value of Investment in Securities


 CORPORATE BONDS - 26.7%
 MOODY'S RATINGS (C) PRINCIPAL VALUE
 (UNAUDITED) AMOUNT (B) (NOTE 1)
AUSTRALIA - 1.2%
Queensland Treasury Corp.:
8%, 8/14/01  Aaa AUD 1,390,000 $ 1,145,812
 8%, 5/14/03  Aaa AUD 350,000  287,804
  1,433,616
CANADA - 1.2%
British Columbia Hydro & Power Authority
yankee 12 1/2%, 1/15/14  Aa2  140,000  161,699
Ford Credit CDA Ltd. 8 3/4%, 3/20/00  A1 CAD 1,000,000  796,002
Methanex Corp. yankee 8 7/8%, 11/15/01  A2  480,000  515,371
  1,473,072
FINLAND - 0.3%
Merita Bank Ltd. yankee 6 1/2%, 1/15/06  A3  350,000  333,442
GERMANY - 3.9%
Deutsche Bank Finance NV
4 1/8%, 11/15/99 (e)  Aa1 JPY 110,000  1,027,615
Lake Baden Wuerttemberg Finance NV
euro 3 3/4%, 6/21/99 (e)  Aaa JPY 400,000  3,677,792
  4,705,407
JAPAN - 4.3%
Export-Import Bank of Japan euro
2 7/8%, 7/28/05 (e)  Aaa JPY 580,000  5,079,689
KOREA (SOUTH) - 0.4%
Korea Development Bank:
9.29%, 3/13/98  A1  120,000  124,550
 yankee:
 9 1/4%, 6/15/98  A1  150,000  156,699
  7%, 7/15/99  A1  150,000  152,274
  433,523
NETHERLANDS - 0.9%
Bank Voor Nederlandse he Gemeenten
NV 6 1/2%, 8/25/99  AAA DEM 1,000,000  687,642
Ford Capital BV:
gtd. 9%, 8/15/98  A1  250,000  260,808
 yankee 9 3/8%, 1/1/98  A1  100,000  103,291
  1,051,741
 CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS (C) PRINCIPAL VALUE
 (UNAUDITED) AMOUNT (B) (NOTE 1)
SWEDEN - 0.8%
Swedish National Housing Finance Corp.
9%, 6/15/01  A1 SEK 5,800,000 $ 946,820
UNITED KINGDOM - 2.6%
Ford Credit Europe PLC:
11.70%, 11/18/98 (e)  A1 ITL 1,185,000  845,035
 euro 8 5/8%, 11/21/97  A1 GBP 200,000  346,454
Guaranteed Export Finance Corp. PLC euro
10 5/8%, 9/15/01  - GBP 250,000  477,071
Lloyds Bank PLC 7 3/8%, 3/11/04  Aa3 GBP 500,000  823,525
Midland Bank PLC yankee 7 5/8%, 6/15/06  A1  120,000  124,255
Rolls-Royce PLC 11 5/8%, 7/30/98  A3 GBP 250,000  454,630
  3,070,970
UNITED STATES OF AMERICA - 11.1%
AMR Corp. 7 3/4%, 12/1/97  Baa3  200,000  202,652
AT&T Capital Corp. 6.02%, 12/4/98  Baa3  240,000  239,057
Aristar, Inc. 7 1/2%, 7/1/99  Baa1  250,000  256,343
Bank of Boston Corp. 9 1/2%, 8/15/97  Baa1  320,000  326,918
Banponce Financial Corp. 6.34%, 3/29/99  A3  70,000  69,889
Banponce Corp.:
5 3/4%, 3/1/99  A3  130,000  128,019
 6.378%, 4/8/99  A3  120,000  119,497
Columbia Gas System, Inc. 6.61%, 11/28/02  Baa3  130,000  128,993
Comdisco, Inc.:
6 1/2%, 6/15/00  Baa1  600,000  598,998
 5 3/4%, 2/15/01  Baa1  200,000  193,598
Edison Mission Energy Funding Corp.
6.77%, 9/15/03 (c)  Baa1  260,000  260,437
Enron Corp.:
10%, 6/1/98  Baa2  100,000  105,040
 8 1/2%, 2/1/00  Baa2  90,000  90,153
First Fidelity Bancorp.:
8 1/2%, 4/1/98  A2  240,000  246,610
 9 5/8%, 8/15/99  A2  40,000  43,059
First Hawaiian, Inc. 6 1/4%, 8/15/00  Baa1  270,000  265,904
First Tennessee National Corp.
6 3/4%, 11/15/05  Baa1  100,000  97,065
Firstar Corp. 7.15%, 9/1/00  A3  320,000  322,995
Fleet Financial Group, Inc. 7 5/8%, 12/1/99  A3  40,000  41,282
Ford Credit Grantor Trust 5.90%, 10/15/00  Aaa  477,090  477,015
 CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS (C) PRINCIPAL VALUE
 (UNAUDITED) AMOUNT (B) (NOTE 1)
UNITED STATES OF AMERICA - CONTINUED
General Electric Capital Corp.
7 3/8%, 2/8/99 (e)  Aaa ITL 2,150,000 $ 1,445,374
Golden West Financial Corp. 9.15%, 5/23/98  A3  150,000  155,690
Green Tree Financial Corp.:
6.45%, 5/15/27  Aaa  160,000  160,600
 6.65%, 7/15/27  Aaa  180,000  181,292
HSBC Americas, Inc. 7%, 11/1/06  Baa1  150,000  148,080
Kansallis-Osake-Pankki 10%, 5/1/02  A3  100,000  113,490
Levi Strauss & Co. 6.80%, 11/1/03 (c)  Baa2  350,000  348,131
Limited, Inc. 9 1/8%, 2/1/01  Baa2  80,000  85,525
MBNA Master Credit Card Trust
7 1/4%, 6/15/99  Aaa  390,000  391,825
MCN Investment Corp.:
5.84%, 2/1/99  Baa2  210,000  208,181
 6.03%, 2/1/01  Baa2  280,000  274,075
Manufacturers Hanover Corp.
8 1/2%, 2/15/99  A2  130,000  135,612
Massachusetts Electric Co. 6.78%, 11/20/06  A2  250,000  245,800
Morgan Guaranty Trust Co.
11 3/8%, 10/6/97 (e)  Aa1 ITL 2,000,000  1,364,296
Occidental Petroleum Corp.:
5.85%, 11/9/98  Baa3  90,000  89,274
 5.90%, 11/9/98  Baa3  200,000  198,556
 5.93%, 11/9/98  Baa3  130,000  129,129
 6 3/4%, 9/16/99  Baa3  120,000  120,695
 6.09%, 11/29/99  Baa3  150,000  148,188
Premier Auto Trust 6%, 5/6/00  Aaa  110,000  110,000
Provident Bank 6 1/8%, 12/15/00  A3  510,000  501,187
Quaker Oats Co.:
6.91%, 5/15/03  A3  80,000  80,259
 7.51%, 5/2/05  A3  80,000  82,591
Ralcorp Holdings, Inc. 8 3/4%, 9/15/04  Ba1  225,000  245,869
Shawmut National Corp. 8 5/8%, 12/15/99  A3  290,000  305,498
Southwest Gas Corp. 9 3/4%, 6/15/02  Baa2  90,000  101,506
Standard Credit Card Master Trust I:
5 1/2%, 9/7/98 participation certificate  A2  85,000  84,761
 6 1/4%, 9/7/98  A2  650,000  651,117
Time Warner, Inc. 7.95%, 2/1/00  Ba1  260,000  268,499
 CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS (C) PRINCIPAL VALUE
 (UNAUDITED) AMOUNT (B) (NOTE 1)
UNITED STATES OF AMERICA - CONTINUED
Union Planters Corp. 6 3/4%, 11/1/05  Baa2 $ 200,000 $ 193,892
WFS Financial Owner Trust 7.05%, 11/20/03  Aaa  270,000  271,636
360 Degrees Communications Co.
7 1/8%, 3/1/03  Ba2  200,000  197,582
  13,251,734
TOTAL CORPORATE BONDS
(Cost $32,266,762)   31,780,014
 GOVERNMENT OBLIGATIONS (D) - 65.1%
AUSTRIA - 4.1%
Austrian Republic euro (e):
 11%, 12/16/97  Aaa ITL 800,000  548,090
 4 1/2 %, 9/28/05  Aaa JPY 440,000  4,339,284
  4,887,374
BELGIUM - 2.7%
Belgian Kingdom:
7%, 4/29/99  AAA BEF 25,000,000  845,266
 9%, 3/28/03  AAA BEF 35,000,000  1,323,079
 7 1/2%, 7/29/08  AAA BEF 30,000,000  1,045,886
  3,214,231
CANADA - 2.5%
Canadian Government:
8 1/2%, 4/1/02  Aa1 CAD 1,150,000  948,120
 7 1/2%, 12/1/03  Aa1 CAD 1,410,000  1,113,621
 7%, 12/1/06  Aa1 CAD 1,200,000  915,636
  2,977,377
DENMARK - 1.7%
Danish Kingdom:
9%, 11/15/98  Aaa DKK 2,500,000  461,193
 8%, 3/15/06  Aaa DKK 4,000,000  746,459
 Bullet:
 9%, 11/15/00  Aaa DKK 1,750,000  338,095
  8%, 5/15/03  Aaa DKK 2,700,000  508,257
  2,054,004
 GOVERNMENT OBLIGATIONS (D) - CONTINUED
 MOODY'S RATINGS (C) PRINCIPAL VALUE
 (UNAUDITED) AMOUNT (B) (NOTE 1)
FINLAND - 0.5%
Finish Government 9 1/2%, 3/15/04  AAA FIM 2,000,000 $ 526,563
FRANCE - 7.5%
French Government:
8 1/2%, 12/26/12  Aaa FRF 12,000,000  2,822,890
 OAT:
 9.70%, 12/13/97  Aaa FRF 9,750,000  1,984,566
  9 1/2%, 1/25/01  Aaa FRF 9,500,000  2,168,343
  8 1/2%, 4/25/03  Aaa FRF 2,200,000  498,624
  5 1/2%, 4/25/04  Aaa FRF 7,500,000  1,451,012
  8,925,435
GERMANY - 10.5%
German Federal Republic:
6 1/8%, 3/20/98  Aaa DEM 3,300,000  2,211,203
 8 3/8%, 5/21/01  Aaa DEM 3,600,000  2,673,318
 8%, 1/21/02  Aaa DEM 1,700,000  1,254,350
 6 1/2%, 10/14/05  Aaa DEM 1,500,000  1,019,981
 6%, 6/20/16  Aaa DEM 1,500,000  919,170
Treuhandstalt:
 7 3/4%, 10/1/02  Aaa DEM 3,600,000  2,634,317
 6 5/8%, 7/9/03  Aaa DEM 2,500,000  1,731,268
  12,443,607
ITALY - 3.3%
Italian Republic (e):
 10 1/2%, 7/15/00  Aa3 ITL 650,000  479,750
 10 1/2%, 9/1/05  Aa3 ITL 4,400,000  3,461,454
  3,941,204
NETHERLANDS - 3.5%
Dutch Government:
6 3/4%, 2/15/99  AAA NLG 2,600,000  1,598,843
 7%, 6/15/05  AAA NLG 2,500,000  1,576,694
 8 1/4%, 2/15/07  AAA NLG 1,400,000  959,174
  4,134,711
 GOVERNMENT OBLIGATIONS (D) - CONTINUED
 MOODY'S RATINGS (C) PRINCIPAL VALUE
 (UNAUDITED) AMOUNT (B) (NOTE 1)
SPAIN - 2.8%
Spanish Kingdom (e):
11.45%, 8/30/98  AAA ESP 120,000 $ 997,767
 10.90%, 8/30/03  AAA ESP 200,000  1,899,761
 10.15%, 1/31/06  AAA ESP 50,000  469,128
  3,366,656
SWEDEN - 1.0%
Swedish Kingdom:
11%, 1/21/99  Aa1 SEK 3,000,000  492,069
 6%, 2/9/05  Aa1 SEK 5,200,000  735,705
  1,227,774
UNITED KINGDOM - 4.2%
United Kingdom, Great Britain & Northern Ireland:
11 3/4%, 1/22/07  Aaa GBP 900,000  1,860,639
 9%, 10/13/08  Aaa GBP 750,000  1,424,467
 8 3/4%, 8/25/17  Aaa GBP 900,000  1,710,805
  4,995,911
UNITED STATES OF AMERICA - 20.8%
Farm Credit System Financial Assistance
Corporation 9 3/8%, 7/21/03  Aaa  310,000  356,791
Federal Farm Credit Bank:
6.56%, 8/5/02  Aaa  140,000  140,832
 6.20%, 9/23/02  Aaa  210,000  207,703
 8.06%, 1/4/05  Aaa  1,000,000  1,083,440
Federal Home Loan Mortgage Corporation
7%, 6/1/01  Aaa  108,520  109,265
Government Trust Certificates (assets of Trust
guaranteed by U.S. Government through
Defense Security Assistance Agency):
 Class 1-C, 9 1/4%, 11/15/01  Aaa  556,055  595,191
  Class 2-E, 9.40%, 5/15/02  Aaa  721,479  773,721
Guaranteed Export Trust Certificates (assets of
Trust guaranteed by U.S. Government through
Export-Import Bank):
 Series 1993-C, 5.20%, 10/15/04  Aaa  66,844  64,118
  Series 1993-D, 5.23%, 5/15/05  Aaa  115,745  110,681
  Series 1994-A, 7.12%, 4/15/06  Aaa  128,277  131,403
  Series 1994-C, 6.61%, 9/15/99  Aaa  37,623  37,930
  Series 1994-F, 8.187%, 12/15/04  Aaa  185,876  196,098
 GOVERNMENT OBLIGATIONS (D) - CONTINUED
 MOODY'S RATINGS (C) PRINCIPAL VALUE
 (UNAUDITED) AMOUNT (B) (NOTE 1)
UNITED STATES OF AMERICA - CONTINUED
Guaranteed Trade Trust Certificates (assets of Trust
guaranteed by U.S. Government through Export-
Import Bank) Series 1994-A, 7.39%, 6/26/06  Aaa $ 126,667 $ 130,970
Israel Export Trust Certificates (assets of Trust
guaranteed by U.S. Government through
Export-Import Bank) Series 1994-1,
6.88%, 1/26/03  Aaa  130,000  131,624
Overseas Private Investment Corp. (U.S.
Government guaranteed participation certificate)
Series 1994-195, 6.08%, 8/15/04 (callable)  Aaa  230,000  225,816
Private Export Funding Corp. secured
6.90%, 1/31/03  Aaa  100,000  101,874
State of Israel (guaranteed by U.S. Government
through Agency for International Development):
 8%, 11/15/01  Aaa  740,000  789,018
  6 1/8%, 3/15/03  Aaa  162,000  158,682
U.S. Treasury:
9 1/4%, 8/15/98  Aaa  2,605,000  2,740,538
 7 3/4%, 12/31/99  Aaa  334,000  349,344
 8 1/2%, 2/15/00  Aaa  1,410,000  1,505,838
 7 7/8%, 8/15/01  Aaa  1,530,000  1,630,888
 10 3/4%, 5/15/03  Aaa  2,200,000  2,706,682
 11 5/8%, 11/15/04  Aaa  500,000  660,155
 12 3/4%, 11/15/10 (callable)  Aaa  1,100,000  1,557,017
 8 7/8%, 2/15/19  Aaa  6,653,000  8,259,101
  24,754,720
TOTAL GOVERNMENT OBLIGATIONS
(Cost $77,135,168)   77,449,567
 SUPRANATIONAL OBLIGATIONS - 7.5%
African Development Bank
7 3/4%, 12/15/01  Aa1  340,000  356,738
Asian Development Bank (e):
 3 1/8%, 6/29/05  Aaa JPY 130,000  1,160,974
 euro 5%, 2/5/03  Aaa JPY 280,000  2,802,415
 SUPRANATIONAL OBLIGATIONS - CONTINUED
 MOODY'S RATINGS (C) PRINCIPAL VALUE
 (UNAUDITED) AMOUNT (B) (NOTE 1)
European Investment Bank (e):
4 1/4%, 7/16/99  Aaa JPY 130,000 $ 1,181,828
 5 7/8%, 11/26/99  Aaa JPY 200,000  1,957,740
International Bank Reconstruction &
Development 4 3/4%, 1/15/04 (e)  Aaa JPY 150,000  1,505,175
TOTAL SUPRANATIONAL OBLIGATIONS
(Cost $9,238,870)   8,964,870
 COMMERCIAL MORTGAGE SECURITIES - 0.4%
UNITED STATES OF AMERICA - 0.4%
Resolution Trust Corp. Series 1995-C2
Class A-1B, 6 1/4%, 5/25/27  Aaa  190,000  188,338
Structured Asset Securities Corp.:
Series 1995-C4 Class A-1A, 6.90%, 6/25/26  AAA  129,627  129,810
 Series 1996 Class A-1B, 5.751%, 2/25/28  AAA  108,514  107,429
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $428,237)   425,577
 CASH EQUIVALENTS - 0.3%
 MATURITY
 AMOUNT
Investments in repurchase agreements
(U.S. Treasury obligations) in a joint
trading account at 6.75%, dated
12/31/96 due 1/2/97  $ 318,119  318,000
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $119,387,037)  $ 118,938,028
CURRENCY ABBREVIATIONS
AUD - Australian dollar
BEF - Belgian franc
CAD - Canadian dollar
DEM - German deutsche mark
DKK - Danish krone
ESP - Spanish peseta
FIM - Finnish markka
FRF - French franc
GBP - British pound
ITL - Italian lira
JPY - Japanese yen
NLG - Dutch guilder
SEK - Swedish krona
LEGEND
9. Principal amount is stated in United States dollars unless otherwise noted.
10. Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
11. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $608,568 or 0.5% of net assets.
12. Some foreign government obligations have not been individually rated by S&P or Moody's. The ratings listed are assigned to securities by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.
13. Principal amount in thousands.
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 84.5% AAA, AA, A 90.3%
Baa 4.0% BBB  6.6%
Ba 0.6% BB  0.2%
B 0.0% B  0.0%
Caa 0.0% CCC  0.0%
Ca, C 0.0% CC, C  0.0%
  D  0.0%
For some foreign government obligations, FMR has assigned the ratings of the sovereign credit of the issuing government. The percentage not rated by both S&P and Moody's amounted to 0.4%.
MARKET SECTOR DIVERSIFICATION
As a Percentage of Total Value of Investment in Securities (Unaudited)
Aerospace & Defense   0.4%
Basic Industries    0.4
Cash Equivalents    0.3
Commercial Mortgage Securities   0.4
Durables    0.3
Energy    0.6
Finance   21.1
Government Obligations  65.1
Media & Leisure   0.2
Nondurables   0.3
Retail & Wholesale   0.1
Services    1.5
Supranational  Obligations    7.5
Technology    0.7
Transportation   0.2
Utilities   0.9
     100.0%
INCOME TAX INFORMATION
At December 31, 1996, the aggregate cost of investment securities for income tax purposes was $119,574,972. Net unrealized depreciation aggregated $636,944, of which $3,446,020 related to appreciated investment securities and $4,082,964 related to depreciated investment securities.
At December 31, 1996, the fund had a capital loss carryforward of approximately $94,618,000 of which $81,824,000 and $12,794,000 will expire on December 31, 2002 and 2003, respectively.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 DECEMBER 31, 1996

ASSETS

Investment in securities, at value (including repurchase                  $ 118,938,028
agreements of $318,000) (cost $119,387,037) -
See accompanying schedule

Cash                                                                       561

Receivable for investments sold                                            3,032,599

Interest receivable                                                        3,097,323

Other receivables                                                          2,151

 TOTAL ASSETS                                                              125,070,662

LIABILITIES

Payable for investments purchased                           $ 2,438,977

Payable for fund shares redeemed                             8,783,664

Accrued management fee                                       72,317

Other payables and accrued expenses                          144,807

 TOTAL LIABILITIES                                                         11,439,765

NET ASSETS                                                                $ 113,630,897

Net Assets consist of:

Paid in capital                                                           $ 209,604,127

Distributions in excess of net investment income                           (573,011)

Accumulated undistributed net realized gain (loss) on                      (94,927,910)
investments and foreign currency transactions

Net unrealized appreciation (depreciation) on                              (472,309)
investments and assets and liabilities in foreign
currencies

NET ASSETS, for 11,696,899 shares outstanding                             $ 113,630,897

NET ASSET VALUE, offering price and redemption price per                   $9.71
share ($113,630,897 (divided by) 11,696,899 shares)


STATEMENT OF OPERATIONS

 YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME                                                         $ 10,705,441
Interest

EXPENSES

Management fee                                             $ 1,018,449

Transfer agent fees                                         498,152

Accounting fees and expenses                                107,720

Non-interested trustees' compensation                       5,091

Custodian fees and expenses                                 35,148

Registration fees                                           25,553

Audit                                                       84,506

Legal                                                       4,052

Interest                                                    5,799

Miscellaneous                                               7,035

 Total expenses before reductions                           1,791,505

 Expense reductions                                         (2,070)        1,789,435

NET INVESTMENT INCOME                                                      8,916,006

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                      (6,835,363)

 Foreign currency transactions                              (179,985)      (7,015,348)

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                      1,149,664

 Assets and liabilities in foreign currencies               32,596         1,182,260

NET GAIN (LOSS)                                                            (5,833,088)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                           $ 3,082,918
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                            YEAR ENDED       YEAR ENDED
                                                            DECEMBER 31,     DECEMBER 31,
                                                            1996             1995

INCREASE (DECREASE) IN NET ASSETS

Operations                                                  $ 8,916,006      $ 15,711,403
Net investment income

 Net realized gain (loss)                                    (7,015,348)      (4,219,694)

 Change in net unrealized appreciation (depreciation)        1,182,260        1,926,842

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING             3,082,918        13,418,551
FROM OPERATIONS

Distributions to shareholders                                (1,498,070)      (13,319,937)
From net investment income

 Return of capital                                           (6,776,101)      (1,562,828)

 TOTAL DISTRIBUTIONS                                         (8,274,171)      (14,882,765)

Share transactions                                           84,390,375       156,242,005
Net proceeds from sales of shares

 Reinvestment of distributions                               7,117,696        13,157,522

 Cost of shares redeemed                                     (169,547,782)    (353,875,967)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING             (78,039,711)     (184,476,440)
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                    (83,230,964)     (185,940,654)

NET ASSETS

 Beginning of period                                         196,861,861      382,802,515

 End of period (including distributions in excess of net    $ 113,630,897    $ 196,861,861
investment income of $573,011 and $1,052,357,
respectively)

OTHER INFORMATION
Shares

 Sold                                                        8,703,025        15,810,366

 Issued in reinvestment of distributions                     735,927          1,337,071

 Redeemed                                                    (17,554,058)     (36,076,255)

 Net increase (decrease)                                     (8,115,106)      (18,928,818)


FINANCIAL HIGHLIGHTS
      YEARS ENDED DECEMBER 31,                        TWO MONTHS     YEAR
                                                      ENDED          ENDED
                                                      DECEMBER 31,   OCTOBER
                                                                     31,

      1996                     1995   1994   1993 E   1992           1992 D


SELECTED PER-SHARE DATA

Net asset value,               $ 9.940     $ 9.880     $ 12.610     $ 11.340    $ 11.830    $ 11.980
beginning of period

Income from                     .550        .745 F      .569 F       .731        .145        .839
Investment
Operations
Net investment
income

 Net realized and               (.234)      (.109)      (2.589) F    1.648       (.173)      .110
 unrealized gain                           F
 (loss)

 Total from investment          .316        .636        (2.020)      2.379       (.028)      .949

 operations

Less Distributions

 From net investment            (.096)      (.516)      (.225)       (.629)      (.332)      (1.099)
 income

 In excess of net               -           -           (.054)       -           -           -
 investment income

 From net                       -           -           -            (.280)      (.130) C    -
 realized gain

 In excess of net               -           -           (.020)       (.200)      -           -
 realized gain

 Return of capital              (.450)      (.060)      (.411)       -           -           -

 Total distributions            (.546)      (.576)      (.710)       (1.109)     (.462)      (1.099)

Net asset value,               $ 9.710     $ 9.940     $ 9.880      $ 12.610    $ 11.340    $ 11.830
end of period

TOTAL RETURN B                  3.35%       6.66%       (16.31)%     21.91%      (.23)       8.18
                                                                                %           %

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of             $ 113,631   $ 196,862   $ 382,803    $ 686,252   $ 279,204   $ 332,333
period (000 omitted)

Ratio of expenses to            1.22%       1.16%       1.14%        1.17%       1.37%       1.23
average net assets                                                              A           %

Ratio of net investment         6.09%       6.19%       6.50%        6.79%       6.92%       8.02
income to average                                                               A           %
net assets

Portfolio turnover rate         91%         322%        367%         198%        142%        81
                                                                                A           %


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C INCLUDES AMOUNTS DISTRIBUTED FROM NET REALIZED GAINS ON FOREIGN CURRENCY RELATED TRANSACTIONS TAXABLE AS ORDINARY INCOME.
D EFFECTIVE JULY 1, 1992, DIVIDENDS FROM NET INVESTMENT INCOME WERE DECLARED DAILY AND PAID MONTHLY.
E EFFECTIVE JANUARY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
F CERTAIN PER-SHARE AMOUNTS HAVE BEEN RECLASSIFIED TO PERMIT COMPARISON WITH CURRENT YEAR PRESENTATION.
NOTES TO FINANCIAL STATEMENTS
For the period ended December 31, 1996




10. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Global Bond Fund (the fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION.
The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts , disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income, gains on investments or currency repatriation. The fund accrues such taxes as applicable. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Interest income, which includes accretion of original issue discount, is accrued as earned. Interest income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, foreign currency transactions, market discount, capital loss carryforwards and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Distributions in excess of net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
For the periods ended December 31, 1995 and 1996, the fund's distributions exceeded the aggregate amount of taxable income and net realized gains resulting in a return of capital. This was due to certain foreign currency losses which decreased taxable income available for distribution after certain distributions had been made. (The tax treatment of distributions for the 1996 calendar year was reported to shareholders prior to February 1, 1997.)
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
11. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade. The cost of the foreign currency contracts is included in the cost basis of the associated investment.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in
2. OPERATING POLICIES -
CONTINUED
JOINT TRADING ACCOUNT - CONTINUED
one or more repurchase agreements that mature in 60 days or less from the date of purchase for U.S. Treasury or Federal Agency obligations. REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency Securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).
12. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $128,419,226 and $194,493,459, respectively, of which U.S. government and government agency obligations aggregated $63,282,846 and $78,070,869, respectively.
13. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1100% to .3700% for the period. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The annual individual fund fee rate is .55%. For the period, the management fee was equivalent to an annual rate of .70% of average net assets.
SUB-ADVISER FEE. FMR, on behalf of the fund, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research Far East Inc., and Fidelity International Investment Advisors (FIIA). In addition, FIIA entered into a sub-advisory agreement with its subsidiary, Fidelity International Investment Advisors (U.K.)
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES -
CONTINUED
SUB-ADVISER FEE - CONTINUED
Limited (FIIAL U.K.). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services. FIIA pays FIIAL U.K. a fee based on costs incurred for either service.
TRANSFER AGENT FEES. Fidelity Service Co. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .34% of average net assets.
ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
14. BANK BORROWINGS.
The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. Under the most restrictive arrangement, the fund must pledge to the bank securities having a market value in excess of 220% of the total bank borrowings. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The maximum loan and the average daily loan balances during the period for which loans were outstanding amounted to $7,136,000 and $6,179,167, respectively. The weighted average interest rate was 5.63%.
15. EXPENSE REDUCTIONS.
The fund has entered into arrangements with its custodian and transfer agent whereby interest earned on uninvested cash balances was used to offset a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $1,161 and $909, respectively, under these arrangements.
16. LITIGATION.
The fund is engaged in litigation against the obligor on the inflation adjusted debt of Siderurgica Brasileiras SA, contesting the calculation of the principal adjustment. The probability of success of this litigation cannot be predicted and the amount of recovery cannot be estimated. Any recovery from this litigation would inure to the benefit of the fund. As of period end, the fund no longer holds Siderurgica Brasileiras SA debt securities.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Global Bond Fund:
We have audited the accompanying statement of assets and liabilities of Fidelity Investment Trust: Fidelity Global Bond Fund, including the schedule of portfolio investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, for the two month period ended December 31, 1992 and the year ended October 31, 1992. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Investment Trust: Fidelity Global Bond Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, for the two month period ended December 31, 1992 and the year ended October 31, 1992, in conformity with generally accepted accounting principles.
/s/ COOPERS & LYBRAND L.L.P.
COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
February 13, 1997
DISTRIBUTIONS


A total of 15.58% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.
The fund notified shareholders in January 1997 of the applicable percentage for use in preparing 1996 income tax returns.
MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day. BY PHONE
Fidelity TouchTone Xpressprovides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
SM
(PHONE_GRAPHIC)(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
 For mutual fund and brokerage trading.
1
 For quotes.*
2
 For account balances and holdings.
3
 To review orders and mutual
fund activity.
4
 To change your PIN.
5
  To speak to a Fidelity representative.
*
0
BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services. (PHONE_GRAPHIC)(PHONE_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 for significant savings on Web access from internetMCI.
SM
(PHONE_GRAPHIC)(PHONE_GRAPHIC)
FIDELITY ON-LINE XPRESS+
TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL
VARY AND, EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT
YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO
ASSURANCE THAT
MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN
INVESTMENT
IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.
TOTAL
RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS
AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.
TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.
(LETTER_GRAPHIC)(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002
(LETTER_GRAPHIC)(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
OVERNIGHT EXPRESS
Fidelity Investments
100 Crosby Parkway - KP2C
Covington, KY 41015-4399
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 193
Boston, MA 02210-0193
(LETTER_GRAPHIC)(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan
Fidelity International Investment
 Advisors
Fidelity International Investment
 Advisors (U.K.) Limited
OFFICERS
Edward C. Johnson 3d, President
J. Gary Burkhead, Senior Vice President
Fred L. Henning, Jr., Vice President
Arthur S. Loring, Secretary
Kenneth A. Rathgeber, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox *
Phyllis Burke Davis *
Richard J. Flynn *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Edward H. Malone *
Marvin L. Mann *
Gerald C. McDonough *
Thomas R. Williams *
ADVISORY BOARD
William O. McCoy
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Co.
Boston, MA
* INDEPENDENT TRUSTEES
CUSTODIAN
The Chase Manhattan Bank
Brooklyn, NY
FIDELITY'S TAXABLE BOND FUNDS
Capital & Income
Ginnie Mae
Global Bond
Government Securities
Intermediate Bond
Investment Grade Bond
Mortgage Securities
New Markets Income
Short-Intermediate Government
Short-Term Bond
Spartan(registered trademark) Ginnie Mae
Spartan Government Income
Spartan High Income
Spartan Investment Grade Bond
Spartan Limited Maturity Government
Spartan Short-Intermediate Government
Spartan Short-Term Bond
Target Timeline 1999, 2001 & 2003
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
(registered trademark)
TouchTone Xpress  1-800-544-5555
SM
 AUTOMATED LINE FOR QUICKEST SERVICE